      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2008.
                                                            FILE NOS. 333-137827
                                                                       811-07727
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

        Pre-Effective Amendment No.                             [ ]

        Post-Effective Amendment No. 3                          [X]

                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

             Amendment No. 4                                    [X]

                        (Check Appropriate Box or Boxes)
                             ---------------------

                         VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                              (Name of Depositor)

                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)

       Depositor's Telephone Number, including Area Code: (800) 871-2000

                            MALLARY L. REZNIK, ESQ.
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
      (Name and Address of Agent for Service for Depositor and Registrant)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)


[X] on April 30, 2008 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in Variable Annuity Account Five of AIG SunAmerica Life Assurance Company under variable annuity contracts.

Registrant does not intend for this Post-Effective Amendment No. 3 and Amendment No. 4 to delete from this Registration Statement, any document included in the Registration Statement but not filed herein including any currently effective Prospectus, Statement of Additional Information or supplements thereto.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VARIABLE ANNUITY ACCOUNT FIVE

                              PART A -- PROSPECTUS

Incorporated by reference to the Prospectus as filed under Form N-4, Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940, File Nos. 333-137827 and 811-07727, filed on July 24, 2007, Accession No. 0000950124-07-003742.

A supplement dated April 30, 2008 to the Prospectus is included in Part A of this Post-Effective Amendment No. 3 under the Securities Act of 1933 and Amendment No. 4 under the Investment Company Act of 1940, File Nos. 333-137827 and 811-07727.

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


ITEM NUMBER
IN FORM N-4                                                                               CAPTION
-----------                                                                               -------
15.          Cover Page..................................................  Cover Page
16.          Table of Contents...........................................  Table of Contents
17.          General Information and History.............................  The Seasons Advisor II Variable
                                                                           Annuity (P);
                                                                           Separate Account; General Account (P);
                                                                           Investment Options (P);
                                                                           Other Information (P)
18.          Services....................................................  Other Information (P)
19.          Purchase of Securities Being Offered........................  Purchasing a Seasons Advisor II
                                                                           Variable Annuity (P)
20.          Underwriters................................................  Distribution of Contracts
21.          Calculation of Performance Data.............................  Performance Data
22.          Annuity Payments............................................  Annuity Income Options (P);
                                                                           Income Payments; Annuity Unit Values
23.          Financial Statements........................................  Depositor: Other Information (P);
                                                                           Financial Statements; Registrant:
                                                                           Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE
                          SUPPLEMENT TO THE PROSPECTUS

            SEASONS ADVISOR II VARIABLE ANNUITY DATED JULY 30, 2007
--------------------------------------------------------------------------------

The date of the Prospectus as supplemented is hereby changed to April 30, 2008. All references in the Prospectus to the date of the Statement of Additional Information are hereby changed to April 30, 2008.

THE FOLLOWING REPLACES THE SECOND AND THIRD PARAGRAPHS UNDER THE SUBHEADING "WHERE YOU CAN FIND MORE INFORMATION" LOCATED IN THE "FINANCIAL STATEMENTS" SECTION OF THE PROSPECTUS:

The consolidated financial statements and financial statement schedules incorporated in this prospectus by reference to AIG's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 have been so incorporated in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC  20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL  60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281


Dated: April 30, 2008

                Please keep this Supplement with your Prospectus

                      STATEMENT OF ADDITIONAL INFORMATION

         FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT FIVE
                      SEASONS ADVISOR II VARIABLE ANNUITY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated April 30, 2008, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling
(800) 445-SUN2 or by written request addressed to:


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


     THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 2008.

                                TABLE OF CONTENTS

Separate Account.......................................     3
General Account........................................     3
Support Agreement Between the Company and AIG..........     4
Performance Data.......................................     4
Annuity Income Payments................................     6
Annuity Unit Values....................................     6
Death Benefit Options for Contracts Issued Before
  May 1, 2007..........................................     9
Death Benefits Following Spousal Continuation for
  Contracts Issued Before May 1, 2007..................    10
Taxes..................................................    13
Broker-Dealer Firms Receiving Revenue Sharing Payments.    23
Distribution of Contracts .............................    24
Financial Statements ..................................    24

                                SEPARATE ACCOUNT


Variable Annuity Account Five (the "Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a wholly owned subsidiary of AIG Retirement Services, Inc. (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance, life insurance and retirement services, financial services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.


The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Select Portfolios, Focused Portfolios, Seasons Managed Allocation Portfolios and Seasons Strategies ("Variable Portfolios"), with the assets of each Variable Portfolios invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by Separate Account charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

                                 GENERAL ACCOUNT

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account(s) of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                 SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG


The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG on behalf of the Company.


                                PERFORMANCE DATA

From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its SELECT PORTFOLIOS (including the Cash Management Portfolio), FOCUSED PORTFOLIOS and STRATEGIES from the inception of the Separate Account. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolios is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolios made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.)

CASH MANAGEMENT PORTFOLIO


Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                       Base Period Return = (EV - SV)/(SV)

      where:

       SV = value of one Accumulation Unit at the start of a 7 day period

       EV = value of one Accumulation Unit at the end of the 7 day period

The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Accumulation Unit at the beginning of the period (SV), the investment income from the underlying fund attributed to the Accumulation Unit over the period, and (2) subtracting, from the result, the portion of the annual mortality and expense risk and distribution expense charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365).

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

    Effective Yield = [(Base Period Return + 1) TO THE POWER OF (365/7 - 1)]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the Separate Account compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                        P (1 + T) TO THE POWER OF n = ERV

   where:

   P = a hypothetical initial payment of $1,000

   T = average annual total return

   n = number of years

 ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

The total return figures reflect the effect of recurring charges. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds five other contracts (Seasons, Seasons Select, Seasons Select II, Seasons Advisor and Seasons Triple Elite) which have been in existence longer than the Seasons Advisor II Variable Annuity. The STRATEGIES in Seasons Advisor II are also available in the Seasons, Seasons Select, Seasons Select II, Seasons Advisor and Seasons Triple Elite contracts and have been since April 15, 1997. The SELECT PORTFOLIOS have been available since March 1, 1999 and the FOCUSED PORTFOLIOS since July 5, 2000 in the Seasons Select contract. The one year and since inception numbers for the STRATEGIES and PORTFOLIOS are based on Seasons Advisor historical data (which is adjusted for the fees and charges applicable to Seasons Advisor II) and represent adjusted actual performance of the Separate Account.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENT

The initial annuity income payment is determined by taking the contract value, less any premium tax, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.



                               ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolios. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolios exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolios will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

For each Variable Portfolios, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolios for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolios determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolios determined as of the end of the preceding month.

The NIF for a Variable Portfolios for a given month is a measure of the net investment performance of the Variable Portfolios from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases) respectively in the value of the shares of the underlying investment portfolios in which the Variable Portfolios invests; it is also reduced by Separate Account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                      NIF = ($11.46/$11.44)
                          = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolios from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolios for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolios (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                   1/[(1.035) Exponent (1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolios was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolios. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolios on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

            First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolios on the Annuity Date and thus reflects the investment performance of the Variable Portfolios net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolios). The net investment performance of the Variable Portfolios during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

         DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED BEFORE MAY 1, 2007

The following details the Death Benefit Options for Contracts issued before May 1, 2007.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

        1. Contract value; or

        2. Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit is the greater of:

        1. Contract value; or

        2. The lesser of:

               a. Net Purchase Payments; or

               b. 125% of Contract Value.

OPTIONAL ENHANCED DEATH BENEFIT

For an additional fee, you may elect one of the optional death benefits below which can provide greater protection for your beneficiaries. If you elect an optional death benefit, you must choose one of the options listed below at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

        1. Contract value; or

        2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

        3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 -- MAXIMUM ANNIVERSARY VALUE OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

        1. Contract value; or

        2. Net Purchase Payments; or

        3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.


          DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS
                           ISSUED BEFORE MAY 1, 2007

A. DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

1. STANDARD DEATH BENEFIT

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

        a. Contract value; or

        b. Continuation Net Purchase Payments.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

        a. Contract value; or

        b. The lesser of:

               (1) Continuation Net Purchase Payments; or

               (2) 125% of the contract value.

If the Continuing Spouse is age 86 and older at the time of death of the Continuing Spouse, the death benefit is equal to the contract value.

2. PURCHASE PAYMENT ACCUMULATION OPTION

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday; or

        c. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

3. MAXIMUM ANNIVERSARY VALUE OPTION

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

        a. Contract value; or

        b. Continuation Net Purchase Payments; or

        c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will not longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value. If the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

                                      TAXES
                                      -----

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.


WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

         o   after attainment of age 59 1/2;

         o   when paid to your beneficiary after you die;

         o   after you become disabled (as defined in the IRC);

         o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

         o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

         o dividends paid with respect to stock of a corporation described in IRC Section 404(k);

         o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

         o payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

         o for payment of health insurance if you are unemployed and meet certain requirements;

         o   distributions from IRAs for higher education expenses;

         o   distributions from IRAs for first home purchases;

         o amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a qualified contract may be rolled directly over to a Roth IRA.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.


DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-qualified variable annuity contracts. These requirements generally do not apply to qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."


NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-qualified annuity contract from the same issuer in any calendar year.


TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)


TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.


FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan;
(3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules can become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account THAT IS NOT PART OF THE EMPLOYER'S 403(b) PLAN (OTHER THAN A TRANSFER TO A CONTRACT OR CUSTODIAL ACCOUNT IN A DIFFERENT PLAN), and the provider and employer fail to enter into an information sharing agreement by January 1, 2009, the TRANSFER would be considered a "failed" TRANSFER that is subject to tax. Additional guidance issued by the IRS generally permits a failed TRANSFER to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is PART OF THE EMPLOYER'S 403(b) PLAN or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.


PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-qualified annuity contract may be exchanged in a tax-free transaction for another Non-qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.


QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from qualified contracts.


(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2007 is the lesser of 100% of includible compensation or $15,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2008 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2008 may not exceed the lesser of $46,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2008 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2008. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $85,000, your contribution may be fully deductible; if your income is between $85,000 and $95,000, your contribution may be partially deductible and if your income is $95,000 or more, your contribution may not be deductible. If you are single and your income is less than $53,000, your contribution may be fully deductible; if your income is between $53,000 and $63,000, your contribution may be partially deductible and if your income is $63,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.


(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2008 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2008. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $169,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $116,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.


(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS

The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2007, from AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Financial Advisors
American General Securities
AmTrust Investment Services, Inc.
BancWest Investment Services, Inc.
Citigroup Global Markets Inc.
CCO Investment Services Corp.
Compass Brokerage, Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Ferris, Baker Watts Incorporated
First Citizens Investor Services, Inc.
First Financial Securities, Inc.
FSC Securities Corp.
Jefferson Pilot Securities Corporation
J.J.B. Hilliard, W.L. Lyons, Inc.
KNBT Securities, Inc.
LaSalle Financial Services, Inc.
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Mutual Service Corporation
NFP Securities, Inc.
RBC Capital Markets Corporation
Raymond James & Associates, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
UBS Financial Services Inc.
Uvest Financial Services Inc.
WAMU Investments, Inc.
Wescom Financial Services
Vision Investment Services, Inc.

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                            DISTRIBUTION OF CONTRACTS


The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, formerly known as the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.



                              FINANCIAL STATEMENTS


The following financial statements of Variable Annuity Account Five are incorporated by reference to Form N-4, Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940, File Nos. 333-137827 and 811-07727, filed on July 24, 2007, Accession No.
0000950124-07-003742:


        -  Report of Independent Registered Public Accounting Firm

        -  Statement of Assets and Liabilities as of April 30, 2007

        -  Schedule of Portfolio Investments as of April 30, 2007

        -  Statement of Operations for the year ended April 30, 2007

        - Statement of Changes in Net Assets for the years ended April 30, 2007 and 2006

        -  Notes to Financial Statements


The following consolidated financial statements of AIG SunAmerica Life Assurance Company are included in this Statement of Additional Information:


        -  Report of Independent Registered Public Accounting Firm


        -  Consolidated Balance Sheet as of December 31, 2007 and 2006

        - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2007, 2006 and 2005

        - Consolidated Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005


        -  Notes to Consolidated Financial Statements

The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.


PricewaterhouseCoopers, LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The audited financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                 INDEX TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                         Page
                                                                       Number(s)
                                                                       ---------
Report of Independent Registered Public Accounting Firm                    --

Consolidated Balance Sheet - December 31, 2007 and 2006                 1 to 2

Consolidated Statement of Income and Comprehensive Income -
Years Ended December 31, 2007, 2006 and 2005                            3 to 4

Consolidated Statement of Cash Flows - Years Ended
December 31, 2007, 2006 and 2005                                        5 to 6

Notes to Consolidated Financial Statements                              7 to 36

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2008

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31,

                                                                             2007          2006
                                                                         -----------   -----------
                                                                               (in thousands)
ASSETS
Investments and cash:
   Cash and short-term investments                                       $   323,925   $   167,722
   Fixed maturities available for sale, at fair value (amortized cost:
      2007, $3,620,749; 2006, $3,946,612)                                  3,608,710     3,952,023
   Mortgage and other loans                                                  451,603       536,357
   Policy loans                                                              151,592       159,222
   Mutual funds                                                               19,797        29,633
   Equity securities available for sale, at fair value (cost: 2007,
      $20,140; 2006, $21,701)                                                 19,430        22,006
   Partnerships                                                              239,271           414
   Securities lending invested collateral, at fair value (cost: 2007,
      $2,168,979; 2006, $2,110,459)                                        2,019,089     2,110,459
   Derivative assets, at fair value                                          190,928        93,061
                                                                         -----------   -----------
   Total investments and cash                                              7,024,345     7,070,897
Separate and variable accounts                                            30,026,440    27,789,310
Accrued investment income                                                     52,047        59,167
Deferred acquisition costs                                                 1,430,526     1,456,680
Other deferred expenses                                                      257,087       263,613
Income taxes currently receivable from Parent                                  7,904            67
Goodwill                                                                      14,056        14,056
Other assets                                                                  78,852        62,422
                                                                         -----------   -----------
TOTAL ASSETS                                                             $38,891,257   $36,716,212
                                                                         ===========   ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  DECEMBER 31,

                                                                          2007           2006
                                                                       -----------   -----------
                                                                             (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable annuity
      contracts                                                        $ 2,623,305   $ 2,926,124
   Reserves for universal life insurance contracts                       1,350,124     1,408,877
   Reserves for guaranteed investment contracts                             41,044        42,647
   Reserves for guaranteed benefits                                         75,712        75,234
   Securities lending payable                                            2,196,793     2,110,459
   Due to affiliates                                                        39,675        23,866
   Other liabilities                                                       246,635       231,497
                                                                       -----------   -----------
   Total reserves, payables and accrued liabilities                      6,573,288     6,818,704
Derivative liabilities, at fair value                                       54,855         2,451
Separate and variable accounts                                          30,026,440    27,789,310
Deferred income taxes                                                      279,401       345,376
                                                                       -----------   -----------
Total liabilities                                                       36,933,984    34,955,841
                                                                       -----------   -----------
Shareholder's equity:
   Common stock                                                              3,511         3,511
   Additional paid-in capital                                              934,751       761,664
   Retained earnings                                                     1,122,772       992,179
   Accumulated other comprehensive income (loss)                          (103,761)        3,017
                                                                       -----------   -----------
   Total shareholder's equity                                            1,957,273     1,760,371
                                                                       -----------   -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                             $38,891,257   $36,716,212
                                                                       ===========   ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,

                                                            2007       2006       2005
                                                          --------   --------   --------
                                                                  (in thousands)
REVENUES
   Fee income:
      Variable annuity policy fees, net of reinsurance    $584,219   $491,422   $429,037
      Asset management fees                                 79,783     79,385     82,128
      Universal life insurance policy fees, net of
         reinsurance                                        33,753     29,539     33,244
      Surrender charges                                     25,779     26,416     26,900
      Other fees                                            15,430     16,478     15,510
                                                          --------   --------   --------
   Total fee income                                        738,964    643,240    586,819
   Net investment income                                   285,095    326,671    344,691
   Net realized investment gain (loss)                     (64,336)     3,928      8,925
                                                          --------   --------   --------
Total revenues                                             959,723    973,839    940,435
                                                          --------   --------   --------
BENEFITS AND EXPENSES
   Interest expense:
      Fixed annuity and fixed accounts of variable
         annuity contracts                                  92,911    108,268    124,575
      Universal life insurance contracts                    63,441     66,361     70,290
      Guaranteed investment contracts                        3,388      4,607      6,608
                                                          --------   --------   --------
   Total interest expense                                  159,740    179,236    201,473
   Amortization of bonus interest                           35,771     22,526     18,069
   Amortization of deferred acquisition costs and
      other deferred expenses                              301,643    218,795    218,029
   Claims on universal life insurance contracts, net of
      reinsurance recoveries                                19,954     17,897     18,412
   Guaranteed benefits, net of
      reinsurance recoveries                                23,365     42,685     24,967
   General and administrative expenses                     167,766    149,450    131,310
   Annual commissions                                      103,879     89,798     75,534
                                                          --------   --------   --------
Total benefits and expenses                                812,118    720,387    687,794
                                                          --------   --------   --------
PRETAX INCOME                                              147,605    253,452    252,641
Income tax expense                                          17,012     56,226     70,738
                                                          --------   --------   --------
NET INCOME                                                $130,593   $197,226   $181,903
                                                          --------   --------   --------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                               2007       2006       2005
                                                            ---------   --------   --------
                                                                     (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:
Unrealized depreciation of investments, less related
   amortization of deferred acquisition costs and other
   deferred expenses, net of reclassification adjustments   $(164,799)  $(19,559)  $(87,931)
Foreign currency translation adjustment                           412      2,546     (2,071)
Deferred income tax benefit on above changes                   57,609      5,956     31,502
                                                            ---------   --------   --------
OTHER COMPREHENSIVE LOSS                                     (106,778)   (11,057)   (58,500)
                                                            ---------   --------   --------
COMPREHENSIVE INCOME                                        $  23,815   $186,169   $123,403
                                                            =========   ========   ========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           2007        2006         2005
                                                                        ---------   ---------   -----------
                                                                                   (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $ 130,593   $ 197,226   $   181,903
Adjustments to reconcile net income to net cash provided by operating activities:
   Interest credited to:
      Fixed annuity and fixed accounts of variable annuity contracts       92,911     108,268       124,575
      Universal life insurance contracts                                   63,441      66,361        70,290
      Guaranteed investment contracts                                       3,388       4,607         6,608
   Net realized investment (gain) loss                                     64,336      (3,928)       (8,925)
   Net increase in partnerships attributable to equity accounting          (6,139)       (358)           --
   Amortization of net premium/(accretion of net discount) on
      investments                                                           5,092      (1,432)       12,399
   Amortization of deferred acquisition costs and other expenses          337,414     241,321       236,098
   Acquisition costs deferred                                            (247,797)   (245,028)     (202,790)
   Other expenses deferred                                                (14,410)    (14,739)      (15,918)
   Provision for deferred income taxes                                     (5,869)     34,754        90,547
   Change in:
      Accrued investment income                                             7,120       8,744         5,858
      Income taxes currently receivable from Parent                        (7,837)      4,766         5,112
      Other assets                                                         (5,967)     (3,619)       (5,865)
      Due from/to affiliates                                               15,809      11,952        (9,741)
      Other liabilities                                                   (12,601)     23,999         4,786
   Other, net                                                             (24,900)    (30,055)      (21,254)
                                                                        ---------   ---------   -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                 394,584     402,839       473,683
                                                                        ---------   ---------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Fixed maturities                                                      (949,701)   (595,892)   (2,368,070)
   Mortgage and other loans                                               (30,031)   (209,311)     (112,327)
   Partnerships                                                           (66,719)         --            --
   Derivatives                                                           (202,161)    (21,055)      (25,829)
   Other investments, excluding short-term investments                     (6,975)     (5,700)      (23,144)
Sales of:
   Fixed maturities                                                       800,862     668,845     1,674,197
   Derivatives                                                            151,586      14,402            --
   Other investments, excluding short-term investments                     17,007       4,378        56,295
Redemptions and maturities of:
   Fixed maturities                                                       445,665     800,127       826,462
   Mortgage and other loans                                               115,959     164,203       246,470
   Other investments, excluding short-term investments                      8,036      11,230        15,903
Increase in securities lending invested collateral                        (90,606)   (831,765)     (394,902)
                                                                        ---------   ---------   -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                     $ 192,922   $    (538)  $  (104,945)
                                                                        ---------   ---------   -----------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            2007          2006          2005
                                                                        -----------   -----------   -----------
                                                                                     (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity and fixed accounts of variable annuity contracts       $ 1,796,326   $ 1,588,153   $ 1,351,964
   Universal life insurance contracts                                        37,435        38,774        41,611
Net exchanges from the fixed accounts of variable annuity contracts      (1,695,229)   (1,598,673)   (1,171,713)
Withdrawal payments on:
   Fixed annuity and fixed accounts of variable annuity contracts          (414,210)     (688,604)     (611,301)
   Universal life insurance contracts                                       (51,650)      (52,833)      (57,465)
   Guaranteed investment contracts                                           (4,908)      (79,413)     (104,411)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity and fixed accounts of variable annuity contracts           (97,485)      (86,143)      (99,903)
   Universal life insurance contracts                                       (92,192)      (97,671)      (98,473)
Increase in securities lending payable                                       86,334       831,765       394,902
Capital contribution                                                          4,276            --            --
Dividend paid to Parent                                                          --      (280,000)      (25,000)
                                                                        -----------   -----------   -----------
NET CASH USED IN FINANCING ACTIVITIES                                      (431,303)     (424,645)     (379,789)
                                                                        -----------   -----------   -----------
NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS                  156,203       (22,344)      (11,051)

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD                      167,722       190,066       201,117
                                                                        -----------   -----------   -----------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                        $   323,925   $   167,722   $   190,066
                                                                        ===========   ===========   ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes received from (paid to) Parent                             $   (30,718)  $   (16,706)  $    24,923
                                                                        ===========   ===========   ===========
Non-cash activity:
   Bonus interest and other deferrals credited to reserve for annuity
      contracts                                                         $    38,530   $    41,728   $    29,039
                                                                        ===========   ===========   ===========
   Capital contribution of partnerships                                 $   168,512   $        --   $        --
                                                                        ===========   ===========   ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

1.   NATURE OF OPERATIONS AND ORGANIZATION

     AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS"), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance, life insurance and retirement services, financial services and asset management.

     The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Company owns 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS").

     SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

     During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company.

     Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 31%, 28% and 32% of deposits in the years ended December 31, 2007, 2006 and 2005, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 18%, 16% and 12% of deposits in the years ended December 31, 2007, 2006 and 2005, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ, possibly materially, from those estimates. Certain reclassifications and format changes have been made to prior period amounts to conform to the current period presentation.

     CASH AND SHORT-TERM INVESTMENTS: Cash and short-term investments consist of cash on hand and non-interest bearing demand deposits, interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase, such as commercial paper.

     INVESTMENTS IN FIXED MATURITIES AND EQUITY SECURITIES: Fixed maturities available for sale consist of bonds, notes and redeemable preferred stocks and are carried at fair value. Premiums and discounts arising from the purchase of fixed maturities available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Equity securities available for sale consist of common stocks and non-redeemable preferred stocks and are carried at fair value. Unrealized gains or losses from available for sale investments in fixed maturities and equity securities are reported as a separate component of accumulated other comprehensive income (loss), net of deferred acquisition costs, other deferred expenses and income tax, in consolidated shareholder's equity. Investments in fixed maturities and equity securities are recorded on a trade-date basis.

     The Company evaluates its investments for other-than-temporary impairment. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognized requires the judgment of the Company's management and a continual review of its investments. A security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

     The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary. At each balance sheet date, the Company evaluates its securities holdings with unrealized losses. When the Company does not intend to hold such securities until they have recovered their cost basis, based on the circumstances at the date of evaluation, the Company records the unrealized loss in income. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed. In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturities, which is not credit or foreign exchange related, the Company generally accretes the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     MORTGAGE AND OTHER LOANS: Mortgage and other loans include mortgage loans on real estate and collateral, commercial and guaranteed loans. All such loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount and premium. Interest income on such loans is accrued as earned. Impairment of mortgage loans on real estate and collateral and commercial loans is based on certain risk factors and when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received. The Company did not record a credit allowance for mortgage and other loans as of December 31, 2007 and 2006.

     POLICY LOANS: Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

     MUTUAL FUNDS: Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

     PARTNERSHIPS: Partnerships consist of investments in hedge funds and limited partnerships. The Company's carrying value is its share of the net asset value of the funds or the limited partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

     SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE: The Company lends securities through an agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that the collateral received is maintained at a minimum of 102% of the value of the loaned securities (105% for cross-currency loans). The collateral is held in a custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company. The collateral is reinvested in short-term investments and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities. Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income (loss), net of deferred acquisition costs, other deferred expenses and income tax in consolidated shareholder's equity. Securities lending collateral investments are subject to review for other-than-temporary impairment in a manner consistent with other available-for-sale fixed maturity securities. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as net investment income in the consolidated statement of income and comprehensive income. The Company's allocated portion of any realized investment gains or losses on the collateral investments is recorded in the consolidated statement of income and comprehensive income.

     The fair values of the securities pledged under the securities lending agreement were $2,154,745,000 and $2,062,743,000 as of December 31, 2007
     and 2006, respectively, and are included in fixed maturities available for sale in the consolidated balance sheet.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES: Derivative financial instruments primarily used by the Company include embedded derivatives relating to certain guarantees of annuity contract values, derivative financial instruments entered into to partially offset the risk of certain guarantees of annuity contract values and interest rate swap agreements. The Company is neither a dealer nor a trader in derivative financial instruments. The Company recognizes all derivatives in the consolidated balance sheet at fair value. Gains and losses in the fair value of derivatives are recognized in net realized investment gain (loss) in the consolidated statement of income and comprehensive income.

     The Company issues certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", the GMAV and GMWB are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The fair value of the GMAV and GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMAV and GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The Company also economically hedges these guarantees by utilizing both exchange traded and over-the-counter index options and exchange traded futures. Exchange traded index options and futures are marked to market using observable mid-market quotes while over-the-counter index options are marked to market through matrix pricing that utilizes observable market inputs. The GMAV, GMWB and index options are reported in derivative assets or derivative liabilities in the consolidated balance sheet. The changes in fair value of the Company's derivative instruments are reported in net realized investment gain (loss) in the accompanying consolidated statement of income and comprehensive income.

     GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchases options on the S&P 500 index and futures on U.S. Treasury securities to partially offset this risk.

     GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company purchases options on the S&P 500 index and futures on U.S. Treasury securities to partially offset this risk.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     SEPARATE AND VARIABLE ACCOUNTS: The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as separate and variable account assets with an equivalent summary total reported as separate and variable account liabilities when the separate account qualifies for separate account treatment under American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Amounts assessed against the contract holders for mortality, administrative, and other services and features are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

     DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs represent those costs, including commissions and other underwriting expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to universal life and investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts in accordance with FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. If estimated gross profits change significantly, DAC is recalculated using the new assumptions (a DAC "unlocking"). Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

     The DAC for investment-type products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturities and equity securities available for sale. Because fixed maturities and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss).

     OTHER DEFERRED EXPENSES: The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holder are primarily recognized as part of the liability for separate and variable accounts in the consolidated balance sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus payments must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the company credits on similar contracts without these bonus payments, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

     GOODWILL: Goodwill amounted to $14,056,000 (net of accumulated amortization of $18,838,000) at December 31, 2007 and 2006. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2007 and 2006, and has determined that no impairment is necessary.

     RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GUARANTEED INVESTMENT
     CONTRACTS: Reserves for fixed annuity, fixed options, universal life insurance and guaranteed investment contracts are accounted for in accordance with FAS 97 and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holder liabilities upon receipt.

     RESERVES FOR GUARANTEED BENEFITS: The Company follows SOP 03-1, which requires recognition of a liability for guaranteed minimum death benefits and other living benefits related to variable annuity and variable life contracts as well as certain disclosures for these products.

     The Company reports variable annuity contracts through separate and variable accounts, or general accounts when not qualified for separate account reporting, when the Company contractually guarantees to the contract holder ("variable contracts with guarantees") either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in minor instances, no minimum returns) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death or annuitization. Such benefits are referred to as guaranteed minimum death benefits ("GMDB"), earnings enhancement benefits ("EEB") and guaranteed minimum income benefits ("GMIB").

     The Company offers GMDB options that guarantee to contract holders, that upon death, the contract holder's beneficiary will receive the greater of
     (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by contract owner. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries are insufficient to cover the costs of the benefit to be provided. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     NET INVESTMENT INCOME: Net investment income represents income primarily from the following sources in the Company's operations:

          - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

          - Dividend income and distributions from common and preferred stock and other investments when receivable.

          - Earnings from partnership investments accounted for under the equity method.

     NET REALIZED INVESTMENT GAINS AND LOSSES: Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

          - Sales of fixed maturities, equity securities, securities lending invested collateral and other types of investments.

          - Reductions to the cost basis of fixed maturities, equity securities, securities lending invested collateral and other types of investments for other-than-temporary impairments.

          -    Changes in fair value of derivative assets and liabilities.

          - Exchange gains and losses resulting from foreign exchange transactions.

     FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INCOME TAXES: The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Income taxes have been calculated as if the Company filed a separate return. Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. The Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the legal entity when recognizing deferred tax assets in accordance with FAS No. 109, "Accounting for Income Taxes" ("FAS 109"). See Note 11 herein for a further discussion of income taxes.

     RECENT ACCOUNTING STANDARDS:

     ACCOUNTING CHANGES: In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in FAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The Company's adoption of SOP 05-1 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments--an amendment of FAS 140 and FAS 133" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company's adoption of FAS No. 155 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company's adoption of FIN 48 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS: In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date. The adoption of FAS 157 resulted in a decrease in net income of approximately $56,000,000 in the first quarter of 2008 primarily due to the incorporation of the Company's own credit risk and the inclusion of explicit risk margins, where appropriate.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis of accounting for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. As of January 1, 2008, the Company did not choose to elect the fair value option for any of its financial assets or liabilities.

3.   INVESTMENTS

     The cost or amortized cost and estimated fair value of fixed maturities, equity securities and securities lending invested collateral by major category are as follows:

                                           Cost or       Gross        Gross
                                          Amortized   Unrealized   Unrealized   Estimated
                                            Cost         Gains       Losses     Fair Value
                                         ----------   ----------   ----------   ----------
                                                           (in thousands)
AT DECEMBER 31, 2007:

U.S. government securities               $   18,718     $ 1,536    $      --    $   20,254
Mortgage-backed securities                1,059,788      13,506      (16,763)    1,056,531
Securities of public utilities              204,801       1,916       (1,180)      205,537
Corporate bonds and notes                 2,051,806      30,169      (30,692)    2,051,283
Other debt securities                       285,636       3,610      (14,141)      275,105
                                         ----------     -------    ---------    ----------
   Total fixed maturities                 3,620,749      50,737      (62,776)    3,608,710
Equity securities                            20,140          30         (740)       19,430
Securities lending invested collateral    2,168,979          --     (149,890)    2,019,089
                                         ----------     -------    ---------    ----------
   Total                                 $5,809,868     $50,767    $(213,406)   $5,647,229
                                         ==========     =======    =========    ==========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued)

                                           Cost or       Gross        Gross
                                          Amortized   Unrealized   Unrealized    Estimated
                                            Cost         Gains       Losses     Fair Value
                                         ----------   ----------   ----------   ----------
                                                           (in thousands)
AT DECEMBER 31, 2006:

U.S. government securities               $   32,703     $   483     $   (206)   $   32,980
Mortgage-backed securities                  937,508       7,783       (4,281)      941,010
Securities of public utilities              248,440       2,613       (2,386)      248,667
Corporate bonds and notes                 2,289,158      32,089      (27,877)    2,293,370
Other debt securities                       438,803       4,537       (7,344)      435,996
                                         ----------     -------     --------    ----------
   Total fixed maturities                 3,946,612      47,505      (42,094)    3,952,023
Equity securities                            21,701         305           --        22,006
Securities lending invested collateral    2,110,459          --           --     2,110,459
                                         ----------     -------     --------    ----------
   Total                                 $6,078,772     $47,810     $(42,094)   $6,084,488
                                         ==========     =======     ========    ==========

     At December 31, 2007, fixed maturities included $112,516,000 of securities not rated investment grade. These non-investment-grade securities are comprised of bonds and redeemable preferred stock spanning 11 industries with 39%, 23% and 16% concentrated in finance, consumer cyclical and electric industries, respectively. No other industry concentration constituted more than 10% of these assets.

     At December 31, 2007, mortgage loans were collateralized by properties located in 20 states, with loans totaling approximately 35% of the aggregate carrying value of the portfolio secured by properties located in California. No more than 10% of the portfolio was secured by properties in any other single state.

     At December 31, 2007, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $1,159,000.

     As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

     The Company typically utilizes swap agreements to economically hedge risk associated with interest rates, guaranteed benefits, and foreign exchange.

     At December 31, 2007, $9,311,000 of fixed maturities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

     Included in the fixed maturities at December 31, 2007 is a bond carried at fair value of $21,251,000 that was issued by an affiliate.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued)

     The following table presents cost or amortized cost and estimated fair values of the Company's available for sale fixed maturities and securities lending invested collateral at December 31, 2007, by contractual maturity. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                             Cost or       Estimated
                                         Amortized Cost   Fair Value
                                         --------------   ----------
                                                (in thousands)
AT DECEMBER 31, 2007:

Due in one year or less                    $  381,010     $  384,485
Due after one year through five years       1,184,375      1,187,610
Due after five years through ten years        701,544        697,057
Due after ten years                           294,032        283,027
Mortgage-backed securities                  1,059,788      1,056,531
                                           ----------     ----------
   Total fixed maturities                   3,620,749      3,608,710
Securities lending invested collateral      2,168,979      2,019,089
                                           ----------     ----------
   Total                                   $5,789,728     $5,627,799
                                           ==========     ==========

     The following tables summarize the Company's fair value and gross unrealized losses on the Company's available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2007 and 2006 (dollars in thousands):

                                     Less than 12 Months                12 Months or More                       Total
                               -------------------------------   -------------------------------   -------------------------------
                                            Unrealized                        Unrealized                        Unrealized
                               Fair Value      Loss      Items   Fair Value      Loss      Items   Fair Value      Loss      Items
                               ----------   ----------   -----   ----------   ----------   -----   ----------   ----------   -----
December 31, 2007

Mortgage-backed securities     $  188,042    $ 10,409      35    $  185,342     $ 6,354      53    $  373,384    $ 16,763      88
Securities of public
   utilities                       22,845         186       3        69,050         994      14        91,895       1,180      17
Corporate bonds and notes         475,919      16,127      59       652,952      14,565     116     1,128,871      30,692     175
Other debt securities              67,937       5,170      18       109,989       8,971      29       177,926      14,141      47
Equity securities                  19,400         740       1            --          --      --        19,400         740       1
Securities lending invested
   collateral (a)               2,019,089     149,890      --            --          --      --     2,019,089     149,890      --
                               ----------    --------     ---    ----------     -------     ---    ----------    --------     ---
   Total                       $2,793,232    $182,522     116    $1,017,333     $30,884     212    $3,810,565    $213,406     328
                               ==========    ========     ===    ==========     =======     ===    ==========    ========     ===

(a) Represents the Company's allocated portion of AIG's securities lending pool.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued)

                             Less than 12 Months               12 Months or More                       Total
                        -----------------------------   -------------------------------   -------------------------------
                          Fair     Unrealized                        Unrealized                        Unrealized
                         Value        Loss      Items   Fair Value      Loss      Items   Fair Value      Loss      Items
                        --------   ----------   -----   ----------   ----------   -----   ----------   ----------   -----
December 31, 2006
U.S. government
   securities           $ 18,077     $  206        2    $       --    $    --       --    $   18,077     $   206       2
Mortgage-backed
   securities            183,835      1,114       18       218,826      3,167       60       402,661       4,281      78
Securities of public
   utilities              37,825        133        6        97,536      2,253       22       135,361       2,386      28
Corporate bonds and
   notes                 342,311      2,732       42     1,007,523     25,145      166     1,349,834      27,877     208
Other debt securities     99,877        938       19       145,914      6,406       32       245,791       7,344      51
                        --------     ------      ---    ----------    -------      ---    ----------     -------     ---
Total                   $681,925     $5,123       87    $1,469,799    $36,971      280    $2,151,724     $42,094     367
                        ========     ======      ===    ==========    =======      ===    ==========     =======     ===

     Investments in partnerships totaled $239,271,000 and $414,000 at December 31, 2007 and 2006, respectively, and were comprised of four partnerships and one partnership, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination provisions.

     The net realized investment gain (loss) includes the following:

                                             Years ended December 31,
                                         ------------------------------
                                           2007       2006       2005
                                         --------   --------   --------
                                                 (in thousands)
Fixed maturities                         $ (1,836)  $ 10,390   $ (9,901)
Equity securities                             276      2,376         51
Securities lending invested collateral     (4,276)       ---        ---
Other-than-temporary impairments          (51,018)   (12,205)   (10,228)
Other investments                          (7,482)     3,367     29,003
                                         --------   --------   --------
Net realized investment gain (loss)      $(64,336)  $  3,928   $  8,925
                                         ========   ========   ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued)

     Realized investment gains and losses on sales of fixed maturities and equity securities are as follows:

                       Years ended December 31,
                     ----------------------------
                       2007      2006      2005
                     -------   -------   --------
                           (in thousands)
FIXED MATURITIES:
   Realized gains    $ 5,238   $17,049   $ 11,526
   Realized losses    (7,768)   (6,659)   (23,927)
EQUITY SECURITIES:
   Realized gains    $   276   $ 2,376   $     51
   Realized losses        --        --         --

     The sources and related amounts of net investment income are as follows:

                                            Years ended December 31,
                                         ------------------------------
                                           2007       2006       2005
                                         --------   --------   --------
                                                (in thousands)
Short-term investments                   $ 13,196   $ 11,334   $  7,740
Fixed maturities                          215,229    257,509    264,284
Mortgage loans                             34,625     41,915     48,633
Policy loans                               12,181     13,288     13,869
Equity securities                           1,293         --         --
Partnerships                                7,118      1,155     10,393
Securities lending invested collateral      2,119      2,592      1,429
Other investment income                     1,557      1,062        351
                                         --------   --------   --------
Total investment income                   287,318    328,855    346,699
Less: investment expenses                  (2,223)    (2,184)    (2,008)
                                         --------   --------   --------
Net investment income                    $285,095   $326,671   $344,691
                                         ========   ========   ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     FAS No. 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other than active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

     CASH AND SHORT-TERM INVESTMENTS: The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

     FIXED MATURITIES AND EQUITY SECURITIES: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data consists of U.S. government and agency securities and equities listed in active markets. The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors. The types of fixed income instruments not traded in active markets include mortgage-backed securities, securities of public utilities and corporate bonds and notes. For fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

     MORTGAGE AND OTHER LOANS: Mortgage and other loans include mortgage loans on real estate and collateral, commercial and guaranteed loans. Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

     POLICY LOANS: The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

     MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

     PARTNERSHIPS: Fair values are determined based on the net asset values provided by the general partner or manager of each investment. The Company obtains the fair value of its investments in hedge funds and limited partnerships from information provided by the general partner or manager of these investments, the accounts of which generally are audited on an annual basis. The transaction price is used as the best estimate of fair value at inception.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE:
     Securities lending invested collateral consists of short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturities. The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

     DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES: Derivative assets and derivative liabilities include derivative financial instruments and embedded derivatives relating to GMAV and GMWB. Fair value of the derivative financial instruments is based principally on broker quotes. Fair value for embedded derivatives relating to GMAV and GMWB is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations of contract holder behavior.

     RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
     CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

     The estimated fair values of the Company's financial instruments at December 31, 2007 and 2006 compared with their respective carrying values are as follows:

                                                       Carrying       Fair
                                                         Value       Value
                                                      ----------   ---------
                                                          (in thousands)
AT DECEMBER 31, 2007:

ASSETS:
   Cash and short-term investments                    $  323,925     323,925
   Fixed maturities                                    3,608,710   3,608,710
   Equity securities                                      19,430      19,430
   Mortgage and other loans                              451,603     461,969
   Policy loans                                          151,592     151,592
   Mutual funds                                           19,797      19,797
   Partnerships                                          239,271     239,271
   Securities lending invested collateral              2,019,089   2,019,089
   Derivative assets                                     190,928     190,928

LIABILITIES:
   Reserves for fixed annuity and fixed accounts of
      variable annuity contracts                      $2,623,305   2,579,002
   Reserves for guaranteed investment contracts           41,044      41,126
   Securities lending payable                          2,196,793   2,196,793
   Derivative liabilities                                 54,855      54,855

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                       Carrying       Fair
                                                         Value       Value
                                                      ----------   ----------
                                                           (in thousands)
AT DECEMBER 31, 2006:

ASSETS:
   Cash and short-term investments                    $  167,722   $  167,722
   Fixed maturities                                    3,952,023    3,952,023
   Equity securities                                      22,006       22,006
   Mortgage and other loans                              536,357      544,519
   Policy loans                                          159,222      159,222
   Mutual funds                                           29,633       29,633
   Partnerships                                              414          414
   Securities lending invested collateral              2,110,459    2,110,459
   Derivative assets                                      93,061       93,061

LIABILITIES:
   Reserves for fixed annuity and fixed accounts of
      variable annuity contracts                      $2,926,124   $2,878,992
   Reserves for guaranteed investment contracts           42,647       42,729
   Securities lending payable                          2,110,459    2,110,459
   Derivative liabilities                                  2,451        2,451

5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                              Years Ended December 31,
                                              ------------------------
                                                  2007         2006
                                               ----------   ----------
                                                     (in thousands)
Balance at beginning of year                   $1,456,680   $1,378,018
Acquisition costs deferred                        247,797      245,028
Effect of net unrealized loss on securities         3,533       23,908
Amortization charged to income                   (277,484)    (190,274)
                                               ----------   ----------
Balance at end of year                         $1,430,526   $1,456,680
                                               ==========   ==========

     The Company adjusts amortization when the assumptions underlying the estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions at least annually. In 2007, the Company recorded approximately $74,000,000 of additional amortization of deferred acquisition costs and sales inducements. Approximately $61,000,000 related to changes in actuarial estimates from the conversion to a new system and $13,000,000 related to unlocking future assumptions and experience updates.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.   OTHER DEFERRED EXPENSES

     The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                Bonus    Distribution
                                              Payments       Costs        Total
                                              --------   ------------   --------
                                                        (in thousands)
AT DECEMBER 31, 2007

Balance at beginning of year                  $216,397       47,216      263,613
Expenses deferred                               38,530       14,410       52,940
Effect of net unrealized loss on securities        464           --          464
Amortization charged in income                 (35,771)     (24,159)     (59,930)
                                              --------     --------     --------
Balance at end of year                        $219,620       37,467      257,087
                                              ========     ========     ========
AT DECEMBER 31, 2006

Balance at beginning of year                  $194,603     $ 60,998     $255,601
Expenses deferred                               41,728       14,739       56,467
Effect of net unrealized loss on securities      2,592           --        2,592
Amortization charged in income                 (22,526)     (28,521)     (51,047)
                                              --------     --------     --------
Balance at end of year                        $216,397     $ 47,216     $263,613
                                              ========     ========     ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS

     Details concerning the Company's guaranteed benefit exposures are as follows:


                                                                                        Highest
                                                                                       Specified
                                                                                      Anniversary
                                                                                        Account
                                                                                      Value Minus
                                                                     Return of Net    Withdrawals
                                                                    Deposits Plus a       Post
                                                                     Minimum Return   Anniversary
                                                                    ---------------   -----------
                                                                        (dollars in millions)
AT DECEMBER 31, 2007

In the event of death (GMDB and EEB):
   Net account value                                                  $    10,982     $    13,428
   Net amount at risk (a)                                                     491             495
   Average attained age of contract holders                                    68              66
   Range of guaranteed minimum return rates                                  0%-5%              0%

At annuitization (GMIB):
   Net account value                                                  $     2,689
   Net amount at risk (b)                                                      15
   Weighted average period remaining until earliest annuitization       2.7 years
   Range of guaranteed minimum return rates                                0%-6.5%

Accumulation at specified date (GMAV):
   Account value                                                      $     2,192
   Net amount at risk (c)                                                       1
   Weighted average period remaining until guaranteed payment           6.7 years

Annual withdrawals at specified date (GMWB):
   Account value                                                      $     6,029
   Net amount at risk (d)                                                      43
   Weighted average period remaining until guaranteed payment          19.7 years

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

                                                                                        Highest
                                                                                       Specified
                                                                                      Anniversary
                                                                                        Account
                                                                                      Value Minus
                                                                     Return of Net    Withdrawals
                                                                    Deposits Plus a       Post
                                                                     Minimum Return   Anniversary
                                                                    ---------------   -----------
                                                                        (dollars in millions)
AT DECEMBER 31, 2006

In the event of death (GMDB and EEB):
   Net account value                                                $    10,579       $    11,357
   Net amount at risk (a)                                                   598               541
   Average attained age of contract holders                                  67                65
   Range of guaranteed minimum return rates                                0%-5%                0%

At annuitization (GMIB):
   Net account value                                                $     2,718
   Net amount at risk (b)                                                    21
   Weighted average period remaining until earliest annuitization     2.8 years
   Range of guaranteed minimum return rates                              0%-6.5%

Accumulation at specified date (GMAV):
   Account value                                                    $     2,191
   Net amount at risk (c)                                                    --
   Weighted average period remaining until guaranteed  payment        7.5 years

Annual withdrawals at specified date (GMWB):
   Account value                                                    $     3,323
   Net amount at risk (d)                                                     2
   Weighted average period remaining until expected payout           19.2 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value, net of reinsurance, if all contract holders annuitized at their respective eligibility date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $54,495,000 and $71,107,000 as of December 31, 2007 and 2006, respectively and is payable no sooner than 10 years from the end of the waiting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                           Years Ended December 31,
                                                           ------------------------
                                                               2007       2006
                                                             --------   --------
                                                                (in thousands)
Balance at the beginning of the year, before reinsurance     $110,102   $ 97,472
   Guaranteed benefits incurred                                27,822     45,976
   Guaranteed benefits paid                                   (22,886)   (33,346)
                                                             --------   --------
Balance at the end of the year, before reinsurance            115,038    110,102
Less reinsurance                                              (39,326)   (34,868)
                                                             --------   --------
Balance at the end of the year, net of reinsurance           $ 75,712   $ 75,234
                                                             ========   ========

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2007 and 2006:

     - Data used was 50 and 5000 stochastically generated investment performance scenarios as of 2007 and 2006, respectively.

     -    Mean investment performance assumption was 10%.

     -    Volatility assumption was 16%.

     - Mortality was assumed to be 50% Male and 80% Female of the 1994 Variable Annuity MGDB table for 2007 and 64% of the 75-80 ALB table for 2006.

     - Lapse rates vary by contract type and duration and range from 0% to 40%.

     -    The discount rate was approximately 8%.

     In 2007, the Company recorded a reduction in reserves for guaranteed benefits and guaranteed benefits expense of $15,676,000 due to changes in actuarial estimates from the conversion to a new system, as well as unlocking future assumptions and experience updates.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     Variable policy fees are net of reinsurance premiums of $26,541,000, $27,210,000 and $28,108,000 in 2007, 2006 and 2005, respectively.
     Guaranteed benefits paid were reduced by reinsurance recoveries of $4,458,000, $3,291,000 and $1,277,000 in 2007, 2006 and 2005, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8.   REINSURANCE (Continued)

     The Company has a reinsurance treaty that limits its universal life risk on any one insured life to $100,000. Universal life insurance fees are net of reinsurance premiums of $28,061,000, $35,182,000 and $33,408,000 in 2007,
     2006 and 2005, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $22,337,000, $27,506,000 and $32,422,000 in 2007, 2006 and 2005,
     respectively.

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has three agreements outstanding for which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2007 is $84,385,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share $29,706,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Two of these commitments are scheduled to expire in 2008. The Company's commitments under the third agreement with respect to senior securities are scheduled to expire on October 1, 2009, and those with respect to subordinated securities are scheduled to expire on October 1, 2022. These commitments may be extended beyond their stated maturities. Management does not anticipate any material future losses with respect to these commitments.

     Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt bond issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company and its subsidiaries received permanent permission from the SEC in September 2007.

     Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

     At December 31, 2007, SAAMCo has lease commitments, under joint and several obligations with affiliates, for long-term, non-cancelable, operating leases expiring on various dates through 2012 and thereafter are as follows:

2008         $ 3,005,000
2009           3,138,000
2010           3,108,000
2011           2,959,000
2012           2,959,000
Thereafter    17,180,000
             -----------
             $32,349,000
             ===========

     Rent expense was $3,190,000, $3,122,000 and $3,456,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2007 and 2006, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                          Years ended December 31,
                                                    ------------------------------------
                                                       2007         2006         2005
                                                    ----------   ----------   ----------
                                                               (in thousands)
ADDITIONAL PAID-IN CAPITAL:
   Beginning balances                               $  761,664   $  761,259   $  758,346
   Capital contributions by Parent                     173,087          405        2,913
                                                    ----------   ----------   ----------
   Ending balances                                  $  934,751   $  761,664   $  761,259
                                                    ==========   ==========   ==========
RETAINED EARNINGS:
   Beginning balances                               $  992,179   $1,074,953   $  919,612
   Net income                                          130,593      197,226      181,903
   Dividends paid to Parent                                 --     (280,000)     (25,000)
   Adjustment for SICO compensation (See Note 12)           --           --       (1,562)
                                                    ----------   ----------   ----------
   Ending balances                                  $1,122,772   $  992,179   $1,074,953
                                                    ==========   ==========   ==========
ACCUMULATED OTHER COMPREHENSIVE
   INCOME (LOSS):
   Beginning balances                               $    3,017   $   14,074   $   72,575
   Unrealized depreciation of investments, net of
      reclassification adjustments (a)                (168,796)     (46,059)    (103,031)
   Foreign currency translation adjustment                 412        2,546       (2,071)
   Effect on deferred acquisition costs and other
      deferred expenses                                  3,997       26,500       15,100
   Income tax benefit                                   57,609        5,956       31,501
                                                    ----------   ----------   ----------
   Ending balances                                  $ (103,761)  $    3,017   $   14,074
                                                    ==========   ==========   ==========

(a) Includes reclassification adjustments for realized losses included in net income of $123,478,000, $567,000 and $10,436,000 in 2007, 2006 and 2005,
     respectively.

     Capital contributions in 2007 included $4,276,000 of funds deposited by AIG in the securities lending collateral account to offset pretax realized losses incurred by the Company from the sale of certain securities lending collateral investments.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturity, equity securities and securities lending invested collateral included in accumulated other comprehensive income (loss) are as follows:

                                                December 31,   December 31,
                                                    2007           2006
                                                ------------   ------------
                                                       (in thousands)
Gross unrealized gains                           $  48,710       $ 46,190
Gross unrealized losses                           (213,410)       (42,094)
Unrealized gain on foreign currency                  2,057          1,645
Adjustment to DAC and other deferred expenses        2,897         (1,100)
Deferred income taxes                               55,985         (1,624)
                                                 ---------       --------
Accumulated other comprehensive income (loss)    $(103,761)      $  3,017
                                                 =========       ========

     In April 2007, the Company received investments in partnerships, valued at $168,512,000, as capital contributions from the Parent.

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to the shareholder in the year 2008 without obtaining prior approval is $115,117,000.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $175,403,000, $147,384,000 and $171,505,000 for the years ended December 31, 2007, 2006 and 2005, respectively. The Company's statutory capital and surplus totaled $1,154,680,000 and $788,854,000 at December 31, 2007 and 2006,
     respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                             Years ended December 31,
                           ----------------------------
                             2007      2006      2005
                           -------   -------   --------
                                  (in thousands)
Current                    $22,881   $21,472   $(19,809)
Deferred                    (5,869)   34,754     90,547
                           -------   -------   --------
Total income tax expense   $17,012   $56,226   $ 70,738
                           =======   =======   ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     The U.S. federal income tax rate is 35% for 2007, 2006 and 2005. Actual tax expense on income differs from the "expected" amount computed by applying the federal income tax rate because of the following:

                                                    Years ended December 31,
                                                 ------------------------------
                                                   2007       2006       2005
                                                 --------   --------   --------
                                                         (in thousands)
U.S. federal income tax at statutory rate        $ 51,662   $ 88,708   $ 88,424
Adjustments:
   State income taxes (net of federal benefit)      8,581      2,064      1,094
   Dividends received deduction                   (36,103)   (35,016)   (19,091)
   Tax credits                                     (6,538)    (4,064)    (1,233)
   Adjustment to prior year tax liability (a)      (2,659)    (2,068)        --
   Other, net                                       2,069      6,602      1,544
                                                 --------   --------   --------
   Total income tax expense                      $ 17,012   $ 56,226   $ 70,738
                                                 ========   ========   ========

(a) In 2007 and 2006, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

     At December 31, 2007, SACS had a New Jersey net operating loss carryforward of $94,100,000. This carryforward will expire from 2009 through 2014.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax liability are as follows:

                                                                       December 31,   December 31,
                                                                           2007           2006
                                                                       ------------   ------------
                                                                              (in thousands)
DEFERRED TAX ASSETS:
Investments                                                                19,852         21,579
Contract holder reserves                                                  149,675        123,361
Guaranty fund assessments                                                   3,298          3,309
Reserve for guaranteed benefits                                            26,499         26,332
Net operating loss carryforward                                                --          5,425
Capital loss carryforward - Federal                                            --         16,770
State income taxes and net operating loss                                   8,469          4,549
Net unrealized loss on debt and equity securities available for sale       55,985             --
Other assets                                                                2,681            374
                                                                         --------       --------
   Deferred tax assets                                                    266,459        201,699
Valuation allowance                                                        (6,636)        (3,475)
                                                                         --------       --------
   Net deferred tax asset                                                 259,823        198,224

DEFERRED TAX LIABILITIES:
Deferred acquisition costs and other deferred expenses                   $526,716       $535,600
State income taxes                                                            216             --
Net unrealized gain on debt and equity securities available for sale           --          1,624
Partnership income/loss                                                     9,715          6,376
Other liabilities                                                           2,577             --
                                                                         --------       --------
   Total deferred tax liabilities                                         539,224        543,600
Net deferred tax liability                                               $279,401       $345,376
                                                                         ========       ========

     The Company has concluded that it is more likely than not that certain deferred tax assets will not be fully realized. Accordingly, at December 31, 2007, the Company has a valuation allowance of $6,636,000. Other than the valuation allowance for certain deferred tax assets, the Company has concluded that the remaining deferred tax assets will be fully realized and no additional valuation allowance is necessary.

     In December 2007, AIGRS reached a settlement with the IRS in the United States Tax Court for tax years ended in September 30, 1993 and September 30, 1994. The terms of the settlement will be incorporated into the IRS examinations for tax years of AIGRS from September 30, 1995 through September 30, 1998, and for the Parent for tax year December 31, 1999. The statute of limitations for the years 1997 through 1999 expires on March 31, 2008. In January 2008, the Parent signed a settlement agreement with the IRS for examination of tax years 2000 through 2002. As a result of this settlement agreement, SAAMCo and SACS are due a refund in an amount still to be determined. Further, SAAMCo and SACS settled a New York City audit for tax years 1999 through 2001.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     The tax years that remain subject to examination in the United States tax jurisdiction are 1997 to 1999 and 2003 to 2006. The Company has recorded a receivable related to known taxing authority examination adjustments. The amount accrued as of December 31, 2007 and 2006, excluding interest, totaled $10,165,000 and $15,029,000, respectively.

     The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2007, there are no proposed adjustments that would result in a material change to the Company's financial position over the next twelve months.

     At January 1 and December 31, 2007, the Company had no unrecognized tax benefits.

     Interest and penalties, if any, related to taxing authority examinations and unrecognized tax benefits are recognized as a component of income tax expense. At January 1 and December 31, 2007, the Company had a receivable of $2,625,000 and $3,177,000, respectively, related to interest (net of federal tax). For the year ended December 31, 2007, the Company had recognized a benefit of $551,000 of interest (net of federal tax).

12.  RELATED PARTY TRANSACTION

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $1,562,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $299,000, $405,000 and $1,351,000 in 2007, 2006 and 2005, respectively, and is included in general and administrative expenses in the consolidated statement of income and comprehensive income. Additionally, a corresponding increase to additional paid-in capital was recorded in each year.

     On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2007 and 2006.

     On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2007 and 2006.

     On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby the Company has immediate access of up to $500,000,000. On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000 from the Company. Any advances made under these agreements must be repaid within 30 days. There were no balances outstanding under these agreements at December 31, 2007 and 2006.

     On September 26, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby the Company has the right to borrow up to $500,000,000 from SAII. On December 19, 2001, the Company entered into a short-term financing arrangement with SAII, whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under these agreements must be repaid within 30 days. There were no balances outstanding under these agreements at December 31, 2007 and 2006.

     On November 1, 2002, the Company and various affiliates entered into an inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG. The maximum aggregate amount of the commitment is currently $925,000,000. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5% of the prime rate, or fixed rate loans that pay LIBOR plus a specified margin. AIG has the option at the commitment termination date to convert any outstanding loan balances to one-year terms. The commitment termination date is currently September 6, 2008 but may be extended by agreement of the parties. The Company receives annual facility fees, which are currently 0.025%. There was no outstanding balance under this agreement at December 31, 2007 and 2006.

     The Company pays commissions, including support fees to defray marketing and training costs, to seven affiliated broker dealers for distributing its annuity products and mutual funds. Commissions paid to these broker-dealers totaled $66,660,727, $65,243,000 and $63,862,000 for the years ended
     December 31, 2007, 2006 and 2005, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 16%, 18% and 20% of deposits in 2007, 2006 and 2005, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 22%, 25% and 27% of sales in 2007, 2006 and 2005, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $2,315,000, $1,983,000 and $1,790,000 in 2007, 2006 and 2005, respectively, and are included in the Company's consolidated statement of income and comprehensive income.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $16,576,000, $13,122,000 and $9,973,000 in 2007, 2006 and 2005, respectively, and are net of certain administrative costs incurred by VALIC of $4,736,000, $3,749,000 and $2,849,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG will cause the Company to maintain a contract holders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

     The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

     On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $193,431,000, $170,589,000 and $153,180,000 for the years ended December
     31, 2007, 2006 and 2005, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $91,084,000, $81,987,000 and $71,533,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

     In addition to the reimbursements noted above, an affiliate is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $506,000, $462,000 and $526,000 in 2007, 2006 and 2005, respectively. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,563,000, $2,997,000 and $3,326,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company incurred $2,141,000, $2,490,000 and $1,429,000 of management fee expense to an affiliate of the Company to administer its securities lending program during the years ended 2007, 2006 and 2005, respectively.

     In July 2007, the Company purchased a partnership from the Parent for cash equal to its fair value of $66,719,000.

                          PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


The following financial statements of Variable Annuity Account Five are incorporated by reference to Form N-4, Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940, File Nos. 333-137827 and 811-07727, filed on July 24, 2007, Accession No.
0000950124-07-003742:


     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of April 30, 2007

     -   Schedule of Portfolio Investments as of April 30, 2007

     -   Statement of Operations for the year ended April 30, 2007

     - Statement of Changes in Net Assets for the years ended April 30, 2007 and 2006

     -   Notes to Financial Statements

The following consolidated financial statements of AIG SunAmerica Life Assurance Company are included herein:

     -   Report of Independent Registered Public Accounting Firm


     -   Consolidated Balance Sheet as of December 31, 2007 and 2006



     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2007, 2006 and 2005



     - Consolidated Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005


     -   Notes to Consolidated Financial Statements

(b) Exhibits


(1)   Resolutions Establishing Separate Account........................   1
(2)   Custody Agreements...............................................   Not Applicable
(3)   (a)  Form of Distribution Contract...............................   1
      (b)  Form of Selling Agreement...................................   1
(4)   (a)  Variable Annuity Contract...................................   3
      (b)  Endorsement.................................................   3
      (c)  Optional Death Benefit Enhancement Endorsement
           (EstatePlus)................................................   2
      (d)  Death Benefit Endorsement...................................   6
      (e)  Maximum Anniversary Value Optional Death Benefit............   6
      (f)  Purchase Payment Accumulation Optional Death Benefit
           Endorsement.................................................   6
(5)   (a)  Application for Contract....................................   3
      (b)  Participant Enrollment Form.................................   5
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Articles of Incorporation of Depositor
           dated December 19, 2001.....................................   4
      (b)  Articles of Amendment to the Amended and Restated Articles
           of Incorporation dated September 30, 2002...................   5
      (c)  Amended and Restated By-Laws dated December 19, 2001........   4
(7)   Reinsurance Contract.............................................   Not Applicable
(8)   Material Contracts
      (a)  Seasons Series Trust Form of Fund Participation Agreement...   1
(9)   (a)  Opinion of Counsel and Consent of Depositor.................   8
(10)  Consent of Independent Registered Public Accounting Firm.........   Filed Herewith
(11)  Financial Statements Omitted from Item 23........................   Not Applicable
(12)  Initial Capitalization Agreement.................................   Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly
           Controlled By or Under Common Control with AIG SunAmerica
           Life Assurance Company, the Depositor of Registrant.........   Filed Herewith
      (b)  Power of Attorney  -- AIG SunAmerica Life Assurance Company
           Directors...................................................   Filed Herewith
      (c)  Support Agreement of American International Group, Inc......   7

---------------

1 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1, File Nos. 333-08859 and 811-07727, filed on March 11, 1997, Accession No. 0000912057-97-008516.

2 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1, File Nos. 333-65118 and 811-03859, filed on September 28, 2001, Accession No. 0000950148-01-501929.

3 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1, File Nos. 333-92396 and 811-07727, filed on July 15, 2002, Accession No. 0001021408-02-009475.

4 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
  2, File Nos. 333-64338 and 811-07727, filed on April 15, 2002, Accession No. 0000950148-02-000996.

5 Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No.
  5, File Nos. 333-92396 and 811-07727, filed on May 2, 2003, Accession No. 0000898430-03-002732.

6 Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No.
  8, File Nos. 333-92396 and 811-07727, filed on July 20, 2004, Accession No. 0000950129-04-004986.

7 Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No.
  12, File Nos. 333-92396 and 811-07727, filed on August 29, 2005, Accession No. 0000950129-05-008799.


8 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
  1, File Nos. 333-137827 and 811-07727, filed on December 21, 2006, Accession No. 0000950124-06-007757.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of AIG SunAmerica Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                                                                  POSITION
----                                                                  --------
Jay S. Wintrob                              Director, Chief Executive Officer
Jana W. Greer(1)                            Director and President
Michael J. Akers(2)                         Director and Senior Vice President
N. Scott Gillis(1)                          Director, Senior Vice President and Chief Financial Officer
Christopher J. Swift(3)                     Director
Edwin R. Raquel(1)                          Senior Vice President and Chief Actuary
Christine A. Nixon                          Senior Vice President and Secretary
Stewart R. Polakov(1)                       Senior Vice President and Controller
Mallary L. Reznik                           Senior Vice President and General Counsel
Timothy W. Still(1)                         Senior Vice President
Frank J. Julian(1)                          Vice President and Chief Compliance Officer
Gavin D. Friedman                           Vice President and Deputy General Counsel
William T. Devanney, Jr.(1)                 Vice President
Rodney A. Haviland(1)                       Vice President
Stephen J. Stone(1)                         Vice President
Monica F. Suryapranata(1)                   Vice President and Variable Annuity Product Controller
Edward T. Texeria(1)                        Vice President
Virginia N. Puzon                           Assistant Secretary

---------------

(1) 21650 Oxnard Street, Woodland Hills, CA 91367

(2) 2929 Allen Parkway, Houston, TX 77019

(3) 70 Pine Street, New York, NY 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of AIG SunAmerica Life Assurance Company (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-08-002280 filed February 28, 2008.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 15, 2008, the Seasons Advisor II contracts funded by Variable Annuity Account Five was 209, of which 88 were qualified contracts and 121 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AIG SunAmerica Life Assurance Company

Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to Section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    AIG SunAmerica Life Assurance Company -- Variable Separate Account
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account One
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account Two
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account Four
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account Five
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account Seven
    AIG SunAmerica Life Assurance Company -- Variable Annuity Account Nine First SunAmerica Life Insurance Company -- FS Variable Separate Account First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine AIG Series Trust
    SunAmerica Series Trust
    SunAmerica Equity Funds
    SunAmerica Income Funds
    SunAmerica Focused Series, Inc.
    SunAmerica Money Market Funds, Inc.
    SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:


    OFFICER/DIRECTORS*         POSITION
    ------------------         --------
    Peter A. Harbeck           Director
    James T. Nichols           Director, President & Chief Executive Officer
    William J. Kuzmich(1)      Director
    Debbie Potash-Turner       Senior Vice President & Chief Financial Officer
    Frank Curran               Controller
    Joseph D. Neary            Chief Compliance Officer
    John T. Genoy              Vice President
    Mallary L. Reznik(2)       Vice President
    Kathleen S. Stevens        Manager, Compliance
    Christine A. Nixon(2)      Secretary
    Virginia N. Puzon(2)       Assistant Secretary


---------------

 * Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.


(1) Principal business address is 21650 Oxnard Street, Woodland Hills, CA 91367.



(2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.


(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

General Representations
------------------------

The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

Undertakings of the Registrant
-------------------------------

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Five certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 3 and Amendment No. 4 to be signed on its behalf, in the City of Los Angeles, and State of California, on this 25th day of April, 2008.

                                       VARIABLE ANNUITY ACCOUNT FIVE
                                       (Registrant)

                                       By: AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                       By:         /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         JAY S. WINTROB, CHIEF EXECUTIVE OFFICER

                                       By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                           (Depositor)

                                       By:         /s/ JAY S. WINTROB
                                         ---------------------------------------
                                         JAY S. WINTROB, CHIEF EXECUTIVE OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    SIGNATURE                                            TITLE                               DATE
                    ---------                                            -----                               ----

*JAY S. WINTROB                                           Chief Executive Officer & Director            April 25, 2008
------------------------------------------------             (Principal Executive Officer)
JAY S. WINTROB


*MICHAEL J. AKERS                                          Senior Vice President & Director             April 25, 2008
------------------------------------------------
MICHAEL J. AKERS


*N. SCOTT GILLIS                                                Senior Vice President,                  April 25, 2008
------------------------------------------------          Chief Financial Officer & Director
N. SCOTT GILLIS                                              (Principal Financial Officer)


*JANA W. GREER                                                   President & Director                   April 25, 2008
------------------------------------------------
JANA W. GREER


*CHRISTOPHER J. SWIFT                                                  Director                         April 25, 2008
------------------------------------------------
CHRISTOPHER J. SWIFT


*STEWART R. POLAKOV                                       Senior Vice President & Controller            April 25, 2008
------------------------------------------------            (Principal Accounting Officer)
STEWART R. POLAKOV


/s/ MANDA GHAFERI                                                  Attorney-in-Fact                     April 25, 2008
------------------------------------------------
*MANDA GHAFERI

                                 EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
10             Consent of Independent Registered Public Accounting Firm
13(a)          Diagram and Listing of All Persons Directly or Indirectly
               Controlled By or Under Common Control with AIG SunAmerica
               Life Assurance Company, the Depositor of Registrant
13(b)          Power of Attorney -- AIG SunAmerica Life Assurance Company
               Directors